EXHIBIT 99.1

                               AMENDMENT NUMBER 1
                                       TO
                          SECURITIES PURCHASE AGREEMENT

     This  Amendment  to  the  Securities  Purchase Agreement (the "Amendment"),
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effective  as  of  this  8th  day  of  December  2004,  is by and among Intrepid
Technology  &  Resources,  Inc. (the "Company") and Cornell Capital Partners, LP
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("Buyer").
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     WHEREAS,  the  Company  and  the Buyer entered into that certain Securities
Purchase  Agreement  on  October  13,  2004  (the  "Agreement");  and
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     WHEREAS,  both  parties  desire to amend the Agreement as set forth herein;

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereby agree to amend the Agreement as follows:

I.   AMENDMENTS.
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     A.     SECOND  RECITAL.  The  Second Recital of the Agreement is deleted in
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its  entirety and the following language shall replace the Second Recital of the
Agreement:

     WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Buyer(s), as provided herein, and the Buyer(s) shall purchase up to Seven Hundred Fifty Thousand Dollars ($750,000) of secured convertible debentures (the "Convertible
                                                                     -----------
Debentures"),  which  shall  be  convertible into shares of the Company's common
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stock,  par  value  $0.005  (the  "Common Stock") (as converted, the "Conversion
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Shares") of which Four Hundred Fifty Thousand Dollars ($450,000) shall be funded
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on  the fifth (5th) business day following the date hereof (the "First Closing")
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and Three Hundred Thousand Dollars ($300,000) shall be funded on the fifth (5th)
business  day  following  the date the registration statement (the "Registration
                                                                    ------------
Statement")  is filed, pursuant the Investor Registration Rights Agreement dated
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October 13, 2004, with the United States Securities and Exchange Commission (the
"SEC")  (the  "Second  Closing")  (individually  referred  to  as  a  "Closing"
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collectively referred to as the "Closings"), for a total purchase price of up to
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Seven  Hundred  Fifty Thousand Dollars ($750,000), (the "Purchase Price") in the
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respective  amounts  set  forth  opposite  each Buyer(s) name on Schedule I (the
"Subscription  Amount"),  provided,  however, the Buyer's obligation to fund the
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Second  Closing is conditioned upon the Company increasing its authorized shares of  Common Stock to at least Two Hundred Fifty Million (250,000,000) shares; and

     B.     SECTION  1(b).  Section  1(b)  of  the  Agreement  is deleted in its
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entirety and the following language shall replace Section 1(b) of the Agreement:

          (b)     Closing  Date.  First  Closing of the purchase and sale of the
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Convertible  Debentures  shall take place at 10:00 a.m. Eastern Standard Time on the fifth (5th) business day following the date hereof, subject to notification of satisfaction of the conditions to the First Closing set forth herein and in Sections 6 and 7 below (or such later date as is mutually agreed to by the Company and the Buyer(s)) (the "First Closing Date") and the Second Closing of
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the  purchase  and  sale of the Convertible Debentures shall take place at 10:00
a.m. Eastern Standard Time on the fifth (5th) business day following the date the Registration Statement is filed with the SEC, subject to notification of satisfaction of the conditions to the Second Closing set forth herein and in Sections 6 and 7 below (or such later date as is mutually agreed to by the Company and the Buyer(s)) (the "Second Closing Date") (collectively referred to
                                 -------------------
a  the  "Closing  Dates"), provided, however, the Buyer's obligation to fund the
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Second  Closing is conditioned upon the Company increasing its authorized shares of Common Stock to at least Two Hundred Fifty Million (250,000,000) shares. The Closing shall occur on the respective Closing Dates at the offices of Yorkville Advisors, LLC, 3700 Hudson Street, Suite 3700, Jersey City, New Jersey 07302 (or such other place as is mutually agreed to by the Company and the Buyer(s)).


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     C.     SECTION  4(l).  Section  4(l)  of  the  Agreement  is deleted in its
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entirety and the following language shall replace Section 4(l) of the Agreement:

          (l)     Restriction  on  Issuance of the Capital Stock. So long as any
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Convertible Debentures are outstanding, the Company shall not, without the prior written consent of the Buyer(s), issue or sell shares of Common Stock or Preferred Stock (i) without consideration or for a consideration per share less than the Bid Price of the Common Stock determined immediately prior to its issuance, (ii) any warrant, option, right, contract, call, or other security instrument granting the holder thereof, the right to acquire Common Stock without consideration or for a consideration less than such Common Stock's Bid Price value determined immediately prior to it's issuance, (iii) enter into any security instrument granting the holder a security interest in any and all assets of the Company, or (iv) file any registration statement on Form S-8. Notwithstanding the foregoing restriction, the Company may file one (1) registration statement on Form S-8 (the "Permitted Form S-8 Registration") for
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1,000,000  shares,  provided  however,  the Company shall not issue or grant any shares pursuant to the Permitted Form S-8 Registration until at least six (6) months after the date the Registration Statement becomes effective

     D.     SECTION  7(h).  Section  7(h)  of  the  Agreement  is deleted in its
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entirety and the following language shall replace Section 7(h) of the Agreement:

          (h) The Buyer's obligation to fund the Second Closing is conditioned upon the Company increasing its authorized shares of Common Stock to at least Two Hundred Fifty Million (250,000,000) shares.

II.  MISCELLANEOUS.
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     A.   Except  as  provided  hereinabove,  all  of  the  terms and conditions contained in the Agreement shall remain unchanged and in full force and effect.

     B. This Amendment is made pursuant to and in accordance with the terms and conditions of the Agreement.

     C. All capitalized but not defined terms used herein shall have those meanings ascribed to them in the Agreement.

     D. All provisions in the Agreement and any amendments, schedules or exhibits thereto in conflict with this Amendment shall be and hereby are changed to conform to this Amendment.

     IN WITNESS WHEREOF, the parties to this Amendment have caused the execution of this Amendment as of the day and year first above written.


                                        COMPANY:
                                        INTREPID TECHNOLOGY & RESOURCES, INC.


                                        By: /s/ Dr. Dennis D. Keiser
                                            ------------------------
                                        Name:   Dr. Dennis D. Keiser
                                        Title:  President & CEO


                                        BUYER:
                                        CORNELL CAPITAL PARTNERS, LP

                                        BY:     YORKVILLE ADVISORS, LLC
                                        ITS:    GENERAL PARTNER


                                        By: /s/ Mark Angelo
                                            ---------------
                                        Name:   Mark Angelo
                                        Title:  Portfolio Manager


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